EXHIBIT 77C

FRANKLIN RESOURCES, INC.
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
415/312-3000




          ACTION OF SOLE SHAREHOLDER BY WRITTEN CONSENT



     The undersigned, being the sole shareholder of the Class II shares of each of the Franklin Templeton Funds listed on the attached Schedule A (the "Funds"), each of which is a series of the Investment Companies as indicated on Schedule A (the "Companies"), does hereby take the following actions and does hereby consent to the following resolution:


        RESOLVED: That the Distribution Plans pursuant to Rule 12b-1 (under the Investment Company Act of 1940), as agreed to and accepted by Franklin/Templeton Distributors, Inc. and each of the Companies prior to the date below, be and it hereby is, approved for each Fund.


     By execution hereof, the undersigned shareholder waives prior notice of the foregoing action by written consent.



                                   FRANKLIN RESOURCES, INC.



                                        s/H.E. Burns
Dated as of: April 28, 1995        By:  Harmon E. Burns
                                        Executive Vice President
                           SCHEDULE A


INVESTMENT COMPANY               FUND & CLASS; TITAN NUMBER

Franklin Gold Fund               Franklin Gold Fund - Class II; 232

Franklin Equity Fund             Franklin Equity Fund - Class II; 234

Franklin Custodian Funds, Inc.   Growth Series - Class II; 206
                                      Utilities Series - Class II;
                                 207
                                      Income Series - Class II; 209
                                      U.S. Government Securities
                                      Series - Class II; 210

Franklin California Tax-Free     Franklin California Tax-Free Income
     Income Fund, Inc.           Fund - Class II; 212

Franklin New York Tax-Free       Franklin New York Tax-Free Income
     Income Fund, Inc.           Fund - Class II; 215

Franklin Federal Tax-Free        Franklin Federal Tax-Free Income
     Income Fund                 Fund -Class II; 216

Franklin Managed Trust           Franklin Rising Dividends
                                      Fund - Class II; 258

Franklin California Tax-Free     Franklin California Insured Tax-Free
Trust
                                      Income Fund - Class II; 224

Franklin New York Tax-Free Trust Franklin New York Insured Tax-Free
                                      Income Fund - Class II; 281

Franklin Investors Securities    Franklin Global Government Income
Trust
                                      Fund - Class II; 235
                                      Franklin Equity Income
                                      Fund - Class II; 239

Franklin Strategic Series        Franklin Global Utilities
                                      Fund - Class II; 297

Franklin Real Estate Securities  Franklin Real Estate Securities
Trust
                                      Fund - Class II; 292

INVESTMENT COMPANY  FUND AND CLASS; TITAN NUMBER

Franklin Tax-Free   Franklin Alabama Tax-Free Income Fund - Class II;
                    264
     Trust          Franklin Arizona Tax-Free Income Fund - Class II;
                    226
                    Franklin Colorado Tax-Free Income Fund - Class
                    II; 227
                    Franklin Connecticut Tax Free Income
                        Fund - Class II; 266
                    Franklin Florida Tax-Free Income Fund - Class II;
                    265
                    Franklin Georgia Tax-Free Income Fund - Class II;
                    228
                    Franklin High Yield Tax-Free Income Fund - Class
                    II; 230
                    Franklin Insured Tax-Free Income Fund - Class II;
                    221
                    Franklin Louisiana Tax-Free Income Fund - Class
                    II; 268
                    Franklin Maryland Tax-Free Income Fund - Class
                    II; 269
                    Franklin Massachusetts Insured Tax-Free Income
                         Fund - Class II; 218
                    Franklin Michigan Insured Tax-Free Income
                         Fund - Class II; 219
                    Franklin Minnesota Insured Tax-Free Income
                         Fund - Class II; 220
                    Franklin Missouri Tax-Free Income Fund - Class
                    II; 260
                    Franklin New Jersey Tax-Free Income
                         Fund - Class II; 271
                    Franklin North Carolina Tax-Free Income
                         Fund - Class II; 270
                    Franklin Ohio Insured Tax-Free Income
                         Fund - Class II; 222
                    Franklin Oregon Tax-Free Income Fund - Class II;
                    261
                    Franklin Pennsylvania Tax-Free Income
                         Fund - Class II; 229
                    Franklin Puerto Rico Tax-Free Income
                         Fund - Class II; 223
                    Franklin Texas Tax-Free Income Fund - Class II;
                    262
                    Franklin Virginia Tax-Free Income Fund - Class
                    II; 263